EXHIBIT 10.1

THIS SUBSCRIPTION AGREEMENT (THIS "AGREEMENT") RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

本认购协议（本“协议”）与向非美国人士（见协议中定义）邀约出售证券的离岸交易相关，遵循美国1933年证券法及其修订案（“证券法”）下的S条例（见协议中定义）。

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

本协议相关证券未根据证券法或美国其它证券法注册，且除非进行该等注册，证券不得直接或间接在美国境内或向美国人士（见协议中定义）邀约或出售，但是符合证券法S条例中条款的、根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。

SUBSCRIPTION AGREEMENT

认购协议

This Agreement is dated as of ____________, 2024 (the “Execution Date”) by and between China Liberal Education Holdings Limited, a Cayman Islands exempted company (the “Company”), and ______________ (the “Purchaser”).

本协议于2024年___月___日（“签署日”）由China Liberal Education Holdings Limited, 一家开曼群岛公司（以下称“公司”）和______________（以下称“认购人”）所签订。

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the provisions of Regulation S (“Regulation S”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act, the Company desires to issue and sell to the Purchaser, and the Purchaser, desires to purchase from the Company, securities of the Company as more fully described in this Agreement (collectively, the “Offering”).

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

兹证明：

鉴于，受制于本协议的条款和条件并根据证券法下证券交易委员会（以下简称“证交会”）颁布的S条例的条款（以下简称“S条例”），公司希望发行并向认购人销售本协议下文中更详细描述的公司证券，而认购人各自而非与其他认购人共同地希望从公司购买该公司证券（以下简称“邀约”）。

现于此，根据并受制于本协议中包含的共同协议、条款和条件（公司和认购人均确认收到这些共同协议、条款和条件并确认其充分性），公司及认购人同意：

1. PURCHASE AND SALE OF ORDINARY SHARES, AND RELEVANT RIGHTS

1. 普通股的购买和销售，以及相关权益

1.1 Purchase and Sale of Ordinary Shares.  Subject to the terms and conditions set forth herein, the Company is offering to the Purchaser the number of ordinary shares of the Company, par value $0.015 (the “Ordinary Shares”), set forth on the signature page herein at a price of US$[_______] per share (collectively, the “Purchase Price”). The Ordinary Shares are sometimes collectively referred to herein as the “Shares.”

1.1 普通股的购买和销售。受制于本协议中的条款和条件，公司向认购人邀约销售一定数量的票面价值为 $0.015 的公司普通股（以下称 “普通股”），向每个认购人的邀约销售具体数量见本协议的签字页。每一普通股的价格为[ ]美元（总称为“购买价格”）。普通股在本协议中有时也统称为“股票”。

1.2 Closing. The closing of the transactions contemplated hereby shall take place on a date mutually agreed by the Company and the Purchaser in writing (such closing being called the “Closing” and such date and time being called the “Closing Date”).

(a) At the Closing, subject to Section 2 below, the Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to a bank account of the Company as specified by the Company. All such wire transfer remitted to the Company shall be accompanied by information identifying the Purchaser, subscription, the Purchaser’s social security or taxpayer identification number and address; and

(b) At the Closing, the Company shall deliver to the Purchaser its certificates representing its purchase or issue the Shares to the Purchase in the register of members of the Company .

1.2 交割。本协议中拟进行的交易的交割（以下称为“交割”）应在公司和认购人双方书面同意的时间进行交割（相应的日期和时间称为“交割日期”）;

(a) 在交割时，受制于下文的条款2，认购人应以银行电汇形式将立即可得的资金支付到公司的指定银行账户。这些往公司的电汇应附有相关信息以确认认购人、认购情况、认购人的社保号或个体纳税人识别号和地址。

(b) 在交割时，公司应向认购人递送代表此次认购的证明或以电子股票形式向认购人发行股票。

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2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

公司的陈述和保证

The Company represents and warrants to the Purchaser that:

公司向认购人陈述和保证：

2.1 The Company is duly incorporated in the Cayman Islands and is validly existing in good standing under the laws of the Cayman Islands. The Company and each of its direct and indirect subsidiaries that have been consolidated with the Company in its audited financial statements for the fiscal year ended December 31, 2023 or any such entity subsequently acquired (each, a “Subsidiary”) are not in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company and each Subsidiary are qualified to transact business as a foreign corporation and are in good standing under the laws of each jurisdiction where the location of their respective properties or the conduct of their respective business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company on a consolidated basis.

公司在开曼群岛依法成立并在开曼群岛法律下合法存在并有良好的经营持续性。公司及每一个合并进其经审计的2023年12月31日结束的财政年度的财务报表的直接子公司和间接子公司，或者任何一个随后被合并的实体（每一个称为一个“子公司”），均没有违反它们各自的公司成立协议、公司章程或其他组织或章程类文件及可能的经过修订的此类文件（称为“内部文件”）中的任何条款。公司及其任何一个子公司在其每个有资产和商业行为的管辖区内都有合法资格作为外国公司进行经营并有良好的经营持续性，除了一些管辖区，如果公司不能在这些区域内有合法资格经营也不会在财务报表合并的基础上对公司的商业行为、资产、负债、经营结果、情况（财务或其他）、财产或其他方面产生重大不良影响。

2.2 Each of the Company and each Subsidiary has all power and authority to conduct its business as presently conducted and as proposed to be conducted as described in the SEC Reports (as defined herein). The Company has all power and authority to (i) enter into and perform its obligations under this Agreement and (ii) issue, sell and deliver the Shares. The execution and delivery of this Agreement and the issuance, sale and delivery of the Shares have been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

公司及其每一个子公司都拥有全部的权力和授权以进行其目前正在进行和证交会报告（见协议中定义）中描述的将进行的商业行为。公司拥有全部的权利和授权（i）签订和履行本协议下的义务；以及（ii）发行、销售和送达股票。本协议的签署和递送以及股票的发行、销售和送达都由所有必要的公司行为合法授权。一旦签署并送达，本协议将包括对于公司有效和有约束力的执行义务，除非受到适用的破产、解散、重组、延期偿付或其他目前或之后生效的相似的，与债权人的权利相关或会对其造成影响的法律的限制，包括和欺诈性转移和优先转让相关的法规和其他法律的影响，但不包括本协议中没有表述的公司按照证券法和一般性的衡平法原则进行补偿和分担的义务的可执行性（无论这一可执行性是在法律或衡平法的程序下讨论）。

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2.3 The Shares, upon payment of the Purchase price, will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of shareholders of the Company and/or any other person.

股票将是合法有效发行的、缴足股款并不加缴的，且没有所有和发行有关的税收或留置权，并且不受制于公司的股东和/或其他个人的优先购买权、优先承购权和/或其他相似权利。

2.4 No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

不存在任何和公司或其财产有关的，未决的或在公司知道的范围内可能针对公司的法庭或政府机构、权力机关或主体或仲裁机构行为、诉讼，可以合理预期到（i）将会对本协议的执行或协议中拟进行的交易造成重大不良影响，和/或（ii）将会对公司的经营造成重大不良影响。

2.5 The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

公司没有（i）违反或违背其内部文件的任一条款；（ii）违反或违背任何公司在其中作为一方当事人的或受到约束的或其财产受到约束的债券、合同、租赁合同、保证、契约、票据协议、贷款协议或其他协议、义务、条件、契约或融资工具的任何条款；和/或（iii）违反或违背对公司或其任何财产拥有管辖权的法庭、监管主体、管理机构、政府主体、仲裁机构或其他权力主体的适用于公司的的任何法规、法律、规则、条例、判决、法令。

2.6 Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, the Company is not required to (i) register under the Securities Act the offer and sale of the Shares to the Purchaser in the manner contemplated herein and (ii) to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including The Nasdaq Stock Market LLC) or other person in connection with the execution, delivery and performance of this Agreement, except that, if required by the Nasdaq Listing Rules, the Company will submit a Listing of Additional Shares Notification Form to Nasdaq in connection with the transactions contemplated hereby.

假设本协议下文认购人的陈述和保证的准确性，公司不需要（i）在证券法下注册按照本协议的方式拟对认购人进行的股票邀约和出售，（ii）获取任何法院或其他联邦、州、地方或者其他政府机构自治机构（包括纳斯达克股票市场）或者任何与本协议签署，送达和履行相关的人士的任何同意，豁免，授权或者决议，送达任何通知，进行任何备案或注册，除非，如果纳斯达克上市规则要求，公司将向纳斯达克提交与本协议项下交易相关的《额外股票上市通知表》。

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2.7 The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets. Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares.

本协议的签署和送达以及拟根据本协议进行的交易不会和任何适用于公司或其财产或资产的保证、债券、租赁合同或其他合同或融资工具、许可、特许权、经销权、执照、判决、法令、法规、法律、规则或条例相冲突，也不会造成和此相关的违约（无论是否得到通知或经过时间推移，或两者兼有）或引起任何义务的终止、取消或加速，或造成重大利益的损失。本协议的签署和送达以及拟根据本协议进行的交易都不会导致和股票相关的担保权益。

2.8 Securities Compliance and Restricted Shares. All Shares are restricted securities as defined in Rule 144 promulgated under the Securities Act.

符合证券法的规定以及受限制股票。所有股票均为根据证券法案公布的第144条规则中定义的受限制股票。

2.9 No Directed Selling Efforts in the U.S. None of the Company, its affiliates, or any person acting on behalf of the Company has made any directed selling efforts (within the meaning of Regulation S) in the United States in connection with the transactions contemplated hereby.

在美国境内无定向销售努力。公司及其关联人或任何代表公司行事的人员在与本协议所涉及的交易相关的情况下，没有在美国进行任何定向销售努力（根据《证券法》第S条款的定义）。

2.10 Certain Fees. Brokers fees, finder’s fees or financial advisory fees or commissions may be payable by the Company with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

特定费用。公司可能需要对根据本协议拟进行的交易支付相关中介费用、佣金费用或融资顾问费用或提成。对于与本协议拟进行的交易有关的任何费用，或由他人或代表他人就本章节中提及的任何类型的费用而提出的任何索赔，认购人均不承担责任。

2.11 Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities.

注册权利。认购人无权使公司根据证券法案对公司依此协议出售的证券进行注册。

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2.12 As of their respective dates, all reports and registration statements (the “SEC Reports”) filed or furnished by the Company with the SEC complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. To the knowledge of the Company, there are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports as of the date hereof.

公司提交或提供给证交会的所有报告和注册声明（合称“证交会报告”），每一次申报时，在所有重大方面均遵循证券法和美国1934年证券交易法及其修订案（“交易法”）以及证交会在其中颁布的规则和规定的要求，并且在提交时，证交会报告中不存在对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证交会报告中所包含的公司财务报表，在所有重大方面，均遵循所适用的会计规则要求和在提交时生效的证交会的规则和规定，并且真实反映该季度内公司的财务状况，经营状况和该季度结束时的现金流，但在未经审计的财务报表的情况下，应以正常年度结束时的调整数据为准。据公司所知，在任何证交会报告提交时，不存在对证交会公司金融部职员出具的评论信中重大的未决的评论。

2.13 The Company’s issued and outstanding ordinary shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on The Nasdaq Capital Market under the symbol “CLEU.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by The Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the ordinary shares or prohibit or terminate the listing of the ordinary shares on The Nasdaq Capital Market. The Company has taken no action that is designed to terminate the registration of the ordinary shares under the Exchange Act. Upon the issuance of the Shares, the Company’s issued and outstanding ordinary shares will continue to be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on The Nasdaq Capital Market.

公司发行和流通的普通股按照证券法12（b）条进行登记，并且在纳斯达克资本市场上市交易，股票代码为“CLEU”。据公司所知，不存在任何未决的诉讼或调查会使纳斯达克资本市场或者证交会注销公司的普通股或禁止或终止公司普通股在纳斯达克上市。公司未采取交易法下的任何旨在终止普通股注册的行动。股票一经发行，公司发行和流通的普通股会持续按照交易法下12（b）条的规定注册，并且将会在纳斯达克资本市场上市交易。

2.14 The Company is not, and immediately after receipt of payment for the Shares, will not be, (i) an “investment company” within the meaning of the Investment Company Act of 1940, as amended or (ii) a Passive Foreign Investment Company, as defined in Section 1297(a) of the U.S. Internal Revenue Code.

公司现在不是，并且在收到股票支付款之后，不会成为（i）1940年投资公司法案及其修正案定义下的“投资公司”或者（2）美国税法典1297（a）条下定义的消极外国投资公司。

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2.15 The Company shall take all necessary or desirable actions required to duly and validly rely on the exemption for foreign private issuers from applicable rules and regulations of Nasdaq with respect to corporate governance to rely on “home country practice” in connection with the transaction contemplated hereunder (including an exemption from any Nasdaq rules that would otherwise require seeking shareholder approval in respect of such transactions), including (i) notifying Nasdaq of its intention to utilize its home country practice by providing Nasdaq a written statement from independent counsel in its home country prior to the Closing Date, and (ii) disclosing in its next annual report to be filed with the SEC each requirement that it does not follow and describe the home country practice followed by the Company in lieu of such requirements.

公司应采取一切必要或适当的行动，以适当有效地豁免适用于外国私人发行人的纳斯达克公司治理规章制度，以依据“本国惯例”进行本协议下拟进行的交易（包括豁免任何需要寻求股东批准才能进行此类交易的纳斯达克规则），包括（i）在交割日期前向纳斯达克提供来自其本国的独立律师的书面声明，通知纳斯达克其打算利用其本国惯例（ii）在要提交给证交会的下一份年度报告中披露每项公司未遵循的要求，并描述公司遵循的代替这些要求的本国惯例。

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

认购人的陈述和保证

The Purchaser hereby represents and warrants to the Company as follows:

认购人在此向公司陈述和保证：

3.1 Organization. The Purchaser is either an individual or an entity, corporate, partnership, or limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction where it was incorporated or formed with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

组织。认购人为个人或在其管辖区内依法成立或设立的、有效存续的经济实体、公司、合伙制企业、有限责任公司，并拥有完整的权利或类似权力和授权以签署和履行本协议中拟进行的交易或履行其在本协议或其他协议中的义务。

3.2 Authority. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of the Purchaser or its Board of Directors, shareholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms hereof.

授权。认购人有签署和履行本协议以及购买依本协议向其销售的股票所需的权力和授权。认购人对本协议的签署、送达和履行和完成在此由所有必要的公司、合伙制企业或有限责任公司行为合法有效授权，不需要再由认购人或其董事会、股东会、合伙人、成员或经理进一步依情况同意或授权。本协议已被合法有效授权、签署和交付给认购人，并已构成或将在执行并交付后构成认购人有效和具有约束力的义务，可根据其条款对认购人执行。

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3.3 Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

完全为本人购买。本协议是根据认购人对公司的陈述与认购人签订的。根据认购人对本协议的签署，认购人在此确认此股票是认购人为其本人而非作为代名人或代理人所购买，也非为了对其任何部分进行再销售或分销而购买，认购人目前没有意图对此股票进行销售、部分授权或分销。根据认购人对本协议的签署，认购人进一步确认认购人目前没有和任何人有合同、保证、协议或安排以向其或第三方销售、转让或准许参与投资此股票。

3.4 Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

认购人经验。认购人单独或与其代表人一起，拥有足够的商业和金融知识、复杂度和经验以评估对此股票未来投资的实质和风险，并已按此做出评估。

3.5 Ability to Bear Risk. The Purchaser understands and agrees that purchase of the Shares is a high-risk investment and the Purchaser is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available. The Purchaser represents that it is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

风险承担能力。认购人理解并同意对此股票的购买是具有高风险的投资，认购人有能力支付并承担在具有本公司风险和目标的投机性企业中的投资，包括该投资完全损失的风险。认购人必须无限期地承担在本股票中投资的相当的经济风险，因为除非之后本股票按照证券法案或州证券法进行注册或适用于这些注册相关的豁免条款存在，股票无法被销售、抵押或以其他形式处置。认购人表示有能力承担于此股票中的投资并有能力负担此投资的完全损失。

3.6 Disclosure of Information. The Purchaser has been given access to full and complete information regarding the Company and has utilized such access to the Purchaser’s satisfaction for the purpose of obtaining such information regarding the Company as the Purchaser has reasonably requested. In particular, the Purchaser: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as the Purchaser has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Purchaser is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

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信息披露。认购人已获取关于公司全部和完整的信息渠道，且已以认购人可合理要求获取关于公司的这些信息为目的而使用了该渠道。特别的，认购人：（i）已收到并完整阅读和评估了本协议中的所有披露；并（ii）得到合理的机会以审阅认购人要求的文件并询问关于股票条款和条件以及公司的经营和事务相关的问题，认购人已从公司代表处得到了这些问题的解答，也得到合理的机会获取合理存在的关于公司经营的额外信息。认购人得到的这些额外信息足以使其对此投资的性质和得到的信息的准确性进行进一步的理解。认购人表示其已经获得了其认为与此投资决定有重大联系的所有事宜有关的足够信息。

3.7 No other documents. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than the SEC Reports or as stated in this Agreement.

无其他文件。在评估对公司投资的合适性时，除了证交会报告，认购人并未依赖于此协议中陈述之外的其他任何口头或书面陈述或信息。

3.8 Use of Purchase Price. The Purchaser understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of its expenditures.

购买价格的使用。认购人理解、承认并同意公司管理层拥有使用购买价格的使用方式和花销时间的单独和绝对判断权。

3.9 Restricted Securities. The Purchaser understands that the Shares have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein, the Purchaser acknowledges that the Company has no obligation to register or qualify the Shares. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company that are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

受限制证券。认购人理解此股票目前没有，依据证券法案进行注册，其原因是证券法案中的一条特定豁免条款。可依据此特定豁免条款取决于认购人在此协议表示的投资意愿的真实性和其陈述的准确性，以及其他因素。认购人理解此股票是适用的美国联邦和州证券法下的“受限制证券”，且根据这些法律，认购人必须无限期地持有股票直到此股票向美国证券交易委员会注册并得到州权力机关的认可，或相关的注册和审核要求中有豁免条款存在。除非此协议中另有说明并且遵照注册权协议，认购人承认公司没有对股票进行注册或通过审核的义务。认购人进一步承认如果相关的注册和审核要求中有豁免条款存在，这些豁免条款将以多项要求为前提，包括但不限于，销售时间和方式、股票的持有期和与公司有关但不受认购人控制的要求，公司没有义务且可能无法满足这些要求。

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3.10 Exculpation. The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

免责。认购人知晓其在对公司进行投资或作投资决定时并未依赖于公司或其管理人员和董事之外的任何主体。

3.11 Residence. The Purchaser is presently a bona fide resident of the country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are the Purchaser’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

居住地。认购人是签字页上所填的国家的真实居民，且目前没有成为其他任何州、国家或管辖区居民的意愿，另外签字页上的地址和社保号或个体纳税人识别号（或其他适用号码）是认购人的真实个人或商业地址和社保号或个体纳税人识别号（或其他适用号码）或其雇主识别号/公司纳税人识别号（或其他适用号码）。

3.12 The Purchaser has been independently advised as to the restrictions with respect to trading the Shares and with respect to the resale restrictions imposed by applicable securities laws, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, or that the Shares are registered under the Securities Act and in compliance with the other requirements of applicable laws, that the Purchaser (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Purchaser is solely responsible (and neither the Company is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities laws, or that the Shares are registered under the Securities Act, and it agrees that any certificates representing the Shares may bear a legend indicating that the resale of such securities is restricted;

认购人已得到关于此股票的交易限制以及使用的证券法规定的再销售限制的独立建议，确认公司或公司代表没有对其作出与此相关的陈述，承认关于此投资的风险以及其可能无法在使用的限制期结束和满足其他适用法律的要求之前对此股票进行再销售，除非在适用的证券立法和监管政策中有豁免条款，或者此股票依据证券法案被注册，承认认购人（或其他与认购人签订相关合同的人）单独对了解这些交易限制单独负责，认购人对遵守相关再销售限制单独负责（公司不以任何方式对此负责），认购人知晓其可能无法对此股票进行再销售，除非适用的证券法有有限的豁免条款，或者此股票依据证券法案被注册，且其同意任何此股票的股票证书上可能带有表明此证券再销售限制的交易限制说明。

3.13 The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including the Purchaser;

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公司可能在将来为了发展公司业务和为其正在进行的发展提供资金而进行额外融资，包括项目融资；不保证这样的融资或项目融资将会存在，如果存在，会有合理的条款；如无法通过债券或股票融资或共同投资的方式获得足够的额外资金，将会妨碍公司业务的持续发展，另外任何这样的未来融资可能会对现在的证券所有者产生稀释效应，包括认购人。

3.14 The Purchaser is solely responsible (and the Company is not responsible in any way) for compliance with all applicable hold periods and resale restrictions under which the Shares are subject;

认购人对遵守所有此股票受制于的适用的持有期和再销售限制独立负责（公司不以任何方式对此负责）。

3.15 The Purchaser understands that the purchase of the Shares is a highly speculative investment and that an investment in the Shares is suitable only for sophisticated investors and requires the financial ability and willingness to accept the possibility of the loss of all or substantially all of such investment as well as the risks and lack of liquidity inherent in an investment in the Company;

认购人理解购买此股票是具有很高投机性的投资，对此股票的投资只适合于复杂的投资者，且要求投资者具有接受失去全部或几乎全部投资、在本公司中投资的风险和流动性缺乏的经济能力和意愿。

3.16 Confidential Information. The Purchaser agrees that the Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which the Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, unless such information is (i) known to the public through no fault of the Purchaser or his or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that the Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of the Purchaser in connection with the Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of the Purchaser, so long as the prospective transferee agrees to be bound by the provisions of this Section.

保密信息。认购人同意认购人和其雇员、代理、代表将对从公司根据此协议提供的财务报表、报告和其他材料中得到的保密信息进行保密，且不会披露、泄露和使用这些信息（除非是为了跟踪其在公司中的投资），除非这些信息是：（i）在未因为认购人及其雇员过错的情况下为大众所知晓；（ii）在不是因违背此协定的情况下成为公共领域的一部分；（iii）在不是因为第三方违背保密责任进行的行为的情况下为人所知；或（iv）因第三方在适用管辖区的适用法律、政府决议、或法庭决定的要求下而被披露；但是，认购人可以（i）向其律师、会计师和其他和对本公司投资相关的专业人员，（ii）向任何可能的收到允许的此证券的交易方，或（iii）向认购人的一般合伙人或附属主体披露这些信息，只要可能的交易方同意受到本条款的限制。

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3.17 Regulation S Exemption. The Purchaser acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and provincial securities laws. The Purchaser understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

S 条例豁免条款。认购人确认且同意股票未根据证券法或美国任何州“蓝天”证券法注册，且仅在证券法定义中的非公众邀约交易中进行邀约，且，除非进行该等注册，不得在美国境内或向美国人士（见协议中定义）出售，但是根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。认购人理解，将要向其提供并出售的股票依赖于美国联邦和州证券法中S条例规定的注册要求的豁免。公司将依赖于认购人在协议里的陈述、保证、合意、确认和理解的真实性和准确性为上述用途与目的决定豁免条款在其中的适用性和认购人获得股票的适当性。就这点而言，认购人陈述，保证并同意：

(i) The Purchaser is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A “U.S. Person” means any one of the following:

认购人非美国人士，也非公司的关联人士（根据证券法501（b）条款的定义），且认购人购买的股票不为美国人士的目的或利益。 “美国人士” 定义为下列中的任意一种：

(A)	any natural person resident in the United States of America;
任何在美国的自然人居民；

(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;
基于美国法律组织或设立的任何合伙企业、有限责任公司、公司或者其他实体；

(C)	any estate of which any executor or administrator is a U.S. Person;
以美国人士为执行人或管理人的任何财产；

(D)	any trust of which any trustee is a U.S. Person;
受托人是美国人士的任何信托；

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(E)	any agency or branch of a foreign entity located in the United States of America;
任何位于美国的外国机构的代理人或分支；

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
任何经纪人或其他受托人拥有的，为美国人士的利益所设的非全权买卖账户或类似账户（除财产或信托）；

(G)

any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

任何经纪人或其他受托人设立、组成的或（如果是个人）居民拥有的全权买卖账户或类似账户（除了财产或信托）；

(H)	any partnership, company, corporation or other entity if:
任何合伙企业，组织、公司或其他实体，如果其：

(1)	organized or incorporated under the laws of any foreign jurisdiction; and
基于任何外国管辖地的法律设立或组成；和

(2)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

由美国人士以证券法中投资未注册的证券为主要目的， 除非是由非自然人，财产或信托的实体的合资格投资者（根据证券法第501（a）条款）设立或组成或拥有 。

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

在此协议开始沟通和签署日和协议的交付日时，认购人在美国境外。

(iii) The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

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认购人了解，尽管作出相关陈述，但如果认购人认购仅意图为在未来一定期间内持有股票、或为市场上涨、或为在市场未上涨的情况下出售，则豁免的依据可能不存在。认购人没有上述意图。

(iv) The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending six months after such date (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, unless such Shares have been registered for resale pursuant to the Securities Act, or otherwise in a manner that is not in compliance with Regulation S.

认购人不会在自发行股票日到其后6个月期间内（“受限制期限”）内，在美国进行股票的邀约、出售、质押或另外转让，或为美国人士利益或目的向其转让（除非股票的转让已在证券法下注册），或以任何其他不遵守S条例的方式进行邀约、出售、质押或另外转让。

(v) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

认购人将在受限制期限届满后，根据证券法中的注册规定或者适用豁免条款，并依照适用的州和外国证券法邀约、出售、质押或者转让股票。

(vi) The Purchaser was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

在受限制期限届满前，认购人未在美国参与任何股票的卖空或者任何关于股票的对冲交易，包括但不限于，任何看涨、看跌或其他期权交易，期权出售或股权互换。

(vii) Neither the Purchaser nor or any person acting on its, his or her behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on its, his or her behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

认购人或任何作为其代表的人士不能已参与或将参与任何直接将股票出售给美国人士的行为，且认购人和任何作为其代表的人士已遵守并将遵守证券法中S 条例的“邀约限制”要求。

(viii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

本协议计划的交易未与在美国境内的买家在或与美国人士预先安排，也非规避证券法注册要求计划或方案中的一部分。

(ix) Neither the Purchaser nor any person acting on its, his or her behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

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认购人或任何作为其代表的人士未进行或采取对于股票可被合理预计影响美国的市场情况、其领地和财产的行为。认购人同意不使任何关于股票的广告出现在报纸或者期刊或者在任何公共场所张贴，不发行任何关于股票的通知，除非广告包含证券法S条例中的陈述，并且位于离岸且不在美国或其领土，并且要遵循任何当地可适用的证券法。

(x) The Purchaser has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit A.

认购人已仔细审阅和完成 附录A中的投资人问卷调查.

3.18 No Directed Selling Efforts in the United States. The Purchaser has not acquired the Shares as a result of, and will not itself, himself or herself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

禁止在美境内的定向销售努力。认购人收购股票并非基于，且其自身不参与，任何在美国境内关于股票“直接出售”（见S条例中定义），包括为股票转售而进行的可被合理预计影响美国的市场情况行为；但条件是，认购人可以通过证券法及相关州证券法下的股票注册或对于注册规定的豁免或本协议中另外所作规定对股票进行出售或另外处置。

3.19 Economic Considerations. The Purchaser is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Purchaser has relied solely on his or her own advisors.

经济因素。认购人不能依赖于公司或其关联或代理关于此投资中包括的经济因素。认购人仅依赖于其顾问。

3.20 Compliance with Laws. Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

遵守法律。任何根据S条例下902（f）条款在“发行合规期”内股票的转售必须仅在遵循S条例下注册豁免条款的情况进行。而且，任何此类在非美国管辖地的出售要遵循管辖地的法律。认购人不能在任何管辖地发出出售或者出售股票的邀约，除非认购人获得所有要求的同意（若有）。

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4. LEGENDS, ETC.

4.1 Legends. Each certificate (if any) representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

标志。任何表现股票的证明（如有）应包含以下内容的标志背书，附加适用联邦或州证券法要求包含的标志：

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“该证券仅向非美国人士（具体定义请参见美国1933年证券法（“证券法”）及其修正案）提出邀约，该证券根据证券法S条例未在美国证券交易委员会注册。”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“除非符合证券法S条例、根据证券法注册规定，或根据可用的注册豁免， 不得转让该证券。除非符合证券法规定，不得进行对冲交易。”

4.2 Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

公司拒绝登记股票转让: 当如下情况发生时，公司应拒绝对相关股票转让进行登记：（i）该转让与S条例的相关内容不符；（ii）该转让未根据证券法项下提交的有效注册声明进行；（iii）该转让不符合证券法中的注册豁免规定。

5. MISCELLANEOUS

其他

5.1 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

费用与花费。除非此协议中有明确的相反规定，协议任一方应自行支付其与顾问、律师、会计师和其他专家有关的费用与花费，以及与此协议相关的谈判、准备、签署、交付和执行相关的其他花费。

5.2 Representations and Warranties. The representations and warranties of the Company and the Purchaser shall survive the Closing and delivery of the Shares.

陈述与保证。公司和认购人的陈述与保证在交割和股票的交付后依然有效。

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5.3 Indemnification.

(i) The Purchaser shall indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of any breach of, or inaccuracy in, any representation or warranty of the Purchaser, whether contained in this Agreement or otherwise.

补偿。对于一切由于违反此协议中的或与之相关的陈述或保证或其不准确性而造成的损失、损害、债务和花费，认购人同意补偿并豁免公司及其董事、管理人员或代理人的责任 。

(ii) The Company shall indemnify and hold harmless the Purchaser, the officers, directors, agents and employees of the Purchaser, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses arising out of (i) any breach of, or inaccuracy in, any representation or warranty of the Company, whether contained in this Agreement or otherwise and (ii) any untrue or alleged untrue statement of a material fact contained in the SEC Reports (or any reports filed or furnished by the Company with the SEC hereafter), or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

公司应当在法律允许的范围内完全补偿并豁免认购人，认购人的管理人员，董事，代理人及雇员，每一个认购人的控制人（证券法15条的定义或者交易法20条的定义），以及此种控制人的管理人员，董事，代理人及雇员，包括一切损失，索赔，损害，责任，花费（包括但不限于合理的律师费），以及任何由以下情况产生或基于以下情况的费用（i）不论是否在此协议中，任何对签字人陈述和保证的违反或不准确的陈述，（ii）在证交会报告（或者此后公司提交或提供给证交会的任何报告）中存在的对重要事实的不实陈述或被指称的不实陈述，或者存在遗漏或被指称遗漏重大事实或必要的信息，进行误导。

5.4 Waiver, Amendment.  Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

豁免，修订。此协议及其中的任何条款均不应被豁免、修订、修改、撤销或终止，除非被上述改动影响的一方以书面形式同意。

5.5 Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

条款标题与其他标题。本协议中的条款标题仅起参考作用，不应以任何方式影响本协议的意义和对其的解读。

5.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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管辖法律；同意管辖权；放弃陪审团审判。无论纽约州法律对法律选择的原则有何规定，本协议受美国纽约州州内法律管辖并根据纽约州州内法律进行解释，不考虑其法律选择原则。本协议双方均不可撤销地接受纽约州纽约县法院和美国纽约南区地方法院的专属管辖，以审理与本协议及本协议拟进行的交易有关或因本协议及本协议拟进行的交易而引起的任何诉讼、行动、程序或判决。与任何此类诉讼、行动或程序有关的法律程序文件可在世界任何地方通过与本协议规定的发出通知相同的方法送达本协议各方。本协议各方不可撤销地同意任何此类法院对任何此类诉讼、行动或程序拥有管辖权，并同意将审判地点设在此类法院。本协议各方不可撤销地放弃对在此类法院提起的任何此类诉讼、行动或程序的审判地提出的任何异议，并不可撤销地放弃关于在任何此类法院提起的任何此类诉讼、行动或程序的审判地不方便的任何主张。本协议各方均放弃在与本协议及由本协议拟进行的交易产生的其他交易文件有关的任何诉讼中要求由陪审团进行审判的任何权利，并且本协议各方均不得就本协议及由本协议拟进行的交易产生的其他交易文件要求由陪审团进行审判。

5.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

副本。本协议可同时签署多份副本，任何一份副本在签署和交付后应视作一份正本，所有副本与正本共同构成同一份法律文书。

5.8 Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day:

(a)	if to the Purchaser:

The address included on the signature page.

(b)	if to the Company:

China Liberal Education Holdings Limited

7th Floor, Building 5, No. 2 Zhenxing Road

Changping District, Beijing

People’s Republic of China 102299

Attn: Ngai Ngai Lam, Chief Executive Officer

E-Mail: ngai.lam@chinaliberal.com

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通知。本协议下的所有通知或其他通信必须采用书面形式，并在按以下方式递送后视为正式送达，直接递送或通过挂号信，要求收据，邮资预付，或通过电子传递。如果于收件人所在时区下午6点前送达，送达时间为送达的工作日当天，若于下午6点后送达，则送达时间为下一个工作日：

(a)	如通知认购人：
签字页中包括的地址。
(b)	如通知公司：

China Liberal Education Holdings Limited 北京市昌平区振兴路2号，5号楼7层 中华人民共和国 102299 林艺艺收 电子邮箱: ngai.lam@chinaliberal.com

5.9 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

约束效果。本协议的条款对协议双方以及其继承人、法定代表人、继任者、委任者具有法律约束力。

5.10 Entire Agreement. This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

完整协议。此协议（包括其中附件）构成双方就其主题事项达成的协议条款的全部和完整声明，任何其他由双方就其主题事项达成的书面或口头协议就此明确取消。

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

可分割性。如本协议的任何条款、规定、契约或限制被任何拥有司法管辖权的法院裁定为无效、非法、或不可执行，本协议的其他条款、规定、契约或限制将保持完全有效，并不因此在任何方式上受到影响、损坏或作废。协议双方应尽其商业上合理的努力找到并实施替代方式，以取得拟根据被裁定的条款、规定、契约或限制达到的相同或大部分相同的结果。

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5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

救济。除有权实施本协议或法律赋予的所有权利包括取得赔偿金之外，认购人和公司还有权根据此协议得到特定履行。协议双方同意金钱赔偿可能无法对因违反任何此协议中的义务造成的损失进行足够的赔偿，并同意在金钱赔偿可以进行足够赔偿的情况下放弃在任何诉讼中要求特定履行。

5.13 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

解释。协议双方同意双方和/或其各自的律师已审阅并有机会修订此协议。因此，出现歧义时以对起草方不利的方式解释的一般性规则不适用于本协议或任何修订的解释。

5.14 Further Assurances:  Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement.  The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

进一步保证。协议双方应不时地根据对方的要求，为完成本协议中约定，在所有合理要求下，采取进一步行动和交付进一步的工具、契约和文件。协议双方在此同意诚实并真诚地履行各自在此协议中的义务。

5.15 Waivers.  No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

豁免。协议任何一方对本协议的任何条款、条件或要求的任何豁免均不应被视作将来的持续性豁免，或对其他任何条款、条件或要求的豁免。若协议任何一方延迟或未能履行本协议中的任何权利，不应对此权利在之后的履行在任何方式上造成损害。

5.16 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Shares in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company, after notice duly given by the Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of the Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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继承人和转让。在没有得到协议另一方提前书面同意地情况下，协议的任一方均不能将此协议进行转让。但是根据联邦和州证券法并在此协议中有相反规定的情况下，认购人可以将其权利和义务全部或部分转让给（i）从认购人处通过私下交易获得其全部或绝大部分股票的第三方或（ii）认购人的下属主体。上述任一情况均不要求公司或其他参与此邀约的认购人提供提前书面同意，但认购人应事先向公司合法提供通知，说明该转让不会影响协议中的认购人的任何义务，且受让方书面同意受到适用于认购人的关于被转让证券的条款。此协议中的条款应适用于并约束协议双方得到同意的继承人和受让方。本协议中没有任何明确或隐含条款是为了赋予除协议双方或其相应的继承人和受让方以外的任何当事人此协议中的任何权利、赔偿、义务或负债，除非此协议另有明确规定。

5.17 Choice of Language. This Agreement is written in English and Chinese. If there is any inconsistency between the Chinese and English version, the English version shall prevail.

语言选择。本协议以英文和中文编写。当中文与英文协议文本内容不一致时，以英文协议为准。

[Signature Pages Follow]

【下页为签字页】

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above and agree to be bound by the terms and conditions hereof.

以下签字人在协议第一页所述日期签署本协议，以昭信守。

Company:

China Liberal Education Holdings Limited

By:
由：

Name（姓名）	Ngai Ngai Lam
Title（职位）	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

【本页剩下部分特意留空，下页为认购人签字页】

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CHINA LIBERAL EDUCATION HOLDINGS LIMITED

PURCHASER SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

认购协议 认购人签字页

The Purchaser hereby elects to purchase ______ Ordinary Shares for a total purchase price of US$_____________.

认购人在此决定以______美元的总金额购买______股普通股。

Date (NOTE: To be completed by the Purchaser):                                     , 2024

日期（注：由认购人填写）：2024年__月__日。

If the Purchaser is an INDIVIDUAL, and if purchased with a SPOUSE, or as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

若认购人为个人，且若和配偶共同购买，或作为联权共有人，

分权共有人或夫妻共有财产购买：

Print Name(s)	ID#(s) (Passport/ID/Social Security Number)
姓名	证件号码（护照/身份证号/社保号码）

Signature(s) of the Purchaser	Address
认购人签字	地址

Date	City, State, Zip, Country
日期	城市，州，邮编，国家

E-mail address
电子邮箱地址

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If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

若认购人为合伙制企业、公司、有限责任公司或信托：

Name of Partnership,	Identification Number
Corporation, Limited
Liability Company or Trust
合伙制企业、公司、有限责任公司	识别号

或信托名称

By:
由：
	Name（姓名）:	Jurisdiction of Organization
	Title（职位）:	成立所在地的管辖区

	Date	Address
	日期	地址

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Exhibit A

附录A

INVESTOR SUITABILITY QUESTIONNAIRE

FOR NON-U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S

投资方适格性调查

（S条例902规则下非美国投资者）

CONFIDENTIAL

保密

China Liberal Education Holdings Limited (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

China Liberal Education Holdings Limited (“公司”) 将使用以下对问卷的回答判断潜在投资者是否在联邦和州证券法下适格。

Please complete, sign, date and return one copy of this questionnaire as soon as possible, via mail or electronic mail, to:

请尽快完成、签字、注明日期并将此问卷的复印件，通过邮寄或电邮方式发回至：

Ngai Ngai Lam, Chief Executive Officer

E-Mail: ngai.lam@chinaliberal.com

Address: China Liberal Education Holdings Limited

7th Floor, Building 5, No. 2 Zhenxing Road

Changping District, Beijing

People’s Republic of China 102299

Name: 姓名：

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(EXACT NAME AS IT SHOULD APPEAR ON SECURITIES)

（显示在证券上的准确姓名）

1.	Please indicate the country in which you maintain your principal residence and how long you have maintained your principal residence in that country. 请填写您主要居住地国家及居住在此国家的时间。

Country:
国家：
Duration:
期间：
Address:
地址：
Email Address:
电子邮件：

You agree that the Company may present this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

您同意，公司可能将此问卷出示给有关人士以证明公司认为在联邦和州证券法下此股票认购可以适用登记豁免。您表示在此问卷内填写的信息是真实及正确的，且您知悉公司及其代表将依此信息的真实准确性遵守联邦和州证券法律。您同意，在投资前就前述信息可能出现的任何改动将及时通知公司。

(Signature) （签名）

Title or capacity of signing party if the Purchaser is partnership, corporation, trust or other non-individual entity 签字方的名称或身份（如果认购方是合伙、公司、信托或其他非个人实体）

Date: 日期：

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I. INDIVIDUAL INVESTORS:

第1部分 个人投资方：

(Investors other than individuals should turn to Part II)

（非个人投资方应填写第2部分）

INDICATE IN EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

在每个框内注明“是”或“否”或“完整”，回答视情况而定

 Disclosure of Foreign Citizenship.

外国国籍披露

1.	______ ________ True False 对 错	You are a citizen of a country other than the United States. 您是非美国公民

2.	_________________	If the answer to the preceding question is true, specify the country of which you are a citizen. 如果上一问题的答案为对，请指明您是哪个国家的公民。

Verification of Status as a Non-“U.S. Person” under Regulation S.

根据美国证券法Regulations S确认非“美国人士”身份

3.	______ ________ True False 对 错	You are a natural person resident in the United States. 您是一个居住在美国的自然人

PLEASE PROVIDE COPIES OF THE IDENFICATION DOCUMENTS ISSUED BY THE COUNTRY OF WHICH YOU ARE A CITIZEN.

请提供您国籍所在国家签发的身份证件副本。

PLEASE TURN TO PART III AND SIGN AND DATE THIS QUESTIONNAIRE

请翻到第 III 部分并在本调查表上签名和注明日期

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II. NON-INDIVIDUAL INVESTORS:*

第2部分 非个人投资方

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

(仅在投资人为公司、合伙企业、信托机构或其他实体时回答第二部分）。

•	If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity. 如果将有多于一个相关实体进行投资，请为每一个实体各完成一份此调查

•	PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED. 请提供成立所在国家出具的成立文件的复印件

INDICATE IN EACH BOX TRUE OR FALSE

在每个框内标明 “是 ”或 “否 ”

Disclosure of Foreign Ownership.

外国所有权信息披露

1.	_____ _____ True False 对 错

You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a "Foreign Entity").

贵司为非美国或任何美国境内或所有管辖权的州的法律管辖权下成立的实体（一个“外国实体”）

2.	_____ _____ True False 对 错

You are a corporation of which, in the aggregate, more than one-fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign partnerships (as defined below) (a "Foreign Corporation")

贵司是一个总共超过四分之一的股票或表决权由外国公民、外国实体、外国公司（下述定义）或外国合伙（下述定义）拥有的公司（一个“外国企业”）

3.	_____ _____ True False 对 错

You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a "Foreign Partnership")

贵司是一个一般或有限合伙，其中任何一般或有限合伙人是外国公民、外国实体、外国政府、外国公司或外国合伙（下述定义）（一个“外国合伙”）

4.	_____ _____ True False 对 错	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above. 贵司是上述第1项至第3项所列的任何实体的代表人、或被其所控制的实体。

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Verification of Status as a Non-“U.S. Person” under Regulation S.

根据美国证券法Regulations S确认非“美国人士”身份

1.	_____ _____ True False 对 错	You are a partnership or corporation organized or incorporated under the laws of the United States. 贵司是美国法律下所组织或成立的合伙或公司。

2.	_____ _____ True False 对 错

You are an estate of which any executor or administrator is a U.S. Person. If the preceding sentence is true, but the executor or administrator who is a U.S. Person is a professional fiduciary and (i) there is another executor or administrator who is a non-U.S. Person who has shared or sole investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you may answer “False.”

贵司产权的执行人或管理人是美国人。如果前述为“是”，但是美国籍的执行人或管理人是一名职业财产信托人且（1）有另一名非美国籍的执行人或管理人共同或独自就产权资产作出投资决定；且（2）产权受外国法律约束，请回答“否”。

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3.	_____ _____ True False 对 错

You are a trust of which any trustee is a U.S. Person. If the preceding sentence is true, but the trustee who is a U.S. Person is a professional fiduciary and (i) there is another trustee who is a non-U.S. Person who has shared or sole investment discretion with respect to the trust assets; and (ii) no beneficiary of the trust is a U.S. Person, you may answer “False.”

贵司为受托人是美国人士的信托。如果前述为“是”，但是美国籍的受托人是职业财产信托人且（1）有另一名非美国籍的受托人共同或独自就信托资产作出投资决定，且（2）无美国籍的信托受益人，请回答“否”。

4.	_____ _____ True False 对 错	You are an agency or branch of a foreign entity located in the United States. 贵司是位于美国的外国实体的代理方或分支。

5.	_____ _____ True False 对 错

You are a non-discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U.S. Person.

贵司是证券经纪人或财产信托人为美国人的账户或其利益持有的非全权买卖或相似账户（除产权或信托）。

6.	_____ _____ True False 对 错

You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United States. If the preceding sentence is true, but such account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non-U.S. Person, you may answer “False.”

贵司是美国境内证券经纪人或其他组织或成立、或居住（如果非个人）的信托所持有的全权买卖账户。如果前述为“是”，但是此账户为美国境内的证券经纪人或其他组织、成立、或居住的职业信托为非美国人账户或其利益持有的账户，请回答“否”。

7.	_____ _____ True False 对 错

You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated. If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501(a) of Regulation D) who are not natural persons, estates or trusts, you may answer “False.”

贵司是由美国人在任何外国管辖权法律下成立的为未经证券法注册的证券投资合伙或公司。如果前述为“是”，但您曾由合资格的投资者（非自然人、产权或信托）所成立或建立且拥有（D条例下501（a）款定义），请回答“否”。

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8.	_____ _____ True False 对 错

You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States.

贵司是按照非美国的国家的法律或惯用做法和文件建立和管理的职工福利计划。

9.	_____ _____ True False 对 错

You are an agency or branch of a U.S. Person located outside the United States that is (i) operated for valid business reasons; (ii) engaged in the business of insurance or banking; and (iii) subject to substantive insurance or banking regulation, respectively, where located.

贵司是在美国境外的美国人士的代理人或分支（1）为有效业务原由经营；（2）参与保险或银行业务；且（3）受所在地具体保险或银行规定约束。

10.	_____ _____ True False 对 错

You are the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans.

贵司是国际货币基金、为重建或发展的国际银行、美国境内发展银行、亚洲发展银行、非洲发展银行、联合国或他们其一的代理方、关联方或养老计划。

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III. SIGNATURE

第3部分 签字

You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with U.S. federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

您同意，公司可能将此问卷出示给有关人士以证明公司认为在联邦和州证券法下此股票认购可以适用登记豁免。您表示在此问卷内填写的信息是真实及正确的，且您知悉本公司及其代表将依此信息的真实准确性遵守联邦和州证券法律。您同意，在投资前就前述信息可能出现的任何改动将及时通知本公司。

FOR INDIVIDUALS:

针对个人投资者：

(Signature) （签名）

Date: 日期：

FOR ENTITIES: 针对企业投资者：

Name of Entity: 企业名称：

(Signature) （签名）

Name of Signing Party: 签字人姓名：

Title of Signing Party: 签字人职位：

Date: 日期：

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